UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Arax Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 B SW Dash Point Rd, #1068 Federal Way, WA 98023

Registrant’s telephone number, including area code: (850) 254-1161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On May 4, 2023 (the “Effective Date”), the Company and Cilandro SA, (Cilandro) entered into a Sales Purchase agreement, to acquire 100% of the share capital of Cilandro in a share swap transaction representing all the assets, licenses , and intellectual property of.

Pursuant to the provisions in the Sale Purchase Agreement, the Company will issue (one hundred and ten thousand) 110,000 shares of its common stock at fair market value as of the date of the Sale Purchase Agreement. In addition, the Company will issue a 10% convertible note for (Fifty Eight Thousand Dollars) $58,000 with a maturity date of December 31, 2023. The convertible note has an option to convert into the Company’s common stock with a conversion price of (One Dollar) $1.0000.The common shares issued for the conversion if exercised, shall be issued with a restriction under Rule 144 of the U.S. Securities and Exchange Commission Act of 1934.

The completion of the sale must be reported and approved by SOFIT a self-regulatory AML (Anti Money Laundering) regulatory body authorized by FINMA (Swiss Financial Market Supervisory Authority) in Switzerland. The seller will remain as a Director of Cilandro and have operational oversight on an ongoing basis. The Company shall commit to providing Directors and Officers insurance for Cilandro.

The Company shall recruit executives to manage the business and administrative activities of Cilandro. These individuals shall each enter into an employment agreement for executive-level roles with the subsidiary company for a term of not less than two years and receive reasonable compensation packages to include a competitive base salary.

The foregoing description of the Sale Purchase Agreement does not purport to be complete and are qualified in their entirety by reference to the full text of the Sal Purchase Agreement, which is filed as Exhibits 99.1, , to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1*	SALE PURCHASE AGREEMENT AND CONVERTIBLE NOTE

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

By:	/s/ Christopher D. Strachan
Christopher D. Strachan Chief Financial Officer

Dated: May 10, 2023